UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2018

Central Index Key Number of the issuing entity: 0001745529

Benchmark 2018-B5 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-15	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code   (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On or about August 21, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) is expected to cause the issuance of the Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class NR-RR, Class R and Class S Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about August 21, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty-five (55) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1, to be dated as of August 21, 2018, between the Registrant and JPMCB; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2, to be dated as of August 21, 2018, between the Registrant and CREFI; and certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3, to be dated as of August 21, 2018, between the Registrant and GACC.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Aventura Mall	Exhibit 99.9	Exhibit 99.4
eBay North First Commons	Exhibit 99.10	N/A
Workspace	Exhibit 99.11	Exhibit 99.5
Aon Center	Exhibit 99.12	Exhibit 99.6
181 Fremont Street	Exhibit 99.13	Exhibit 99.7
Overland Park Xchange	Exhibit 99.14	(1)
Radisson Blu Aqua Hotel	Exhibit 99.15	Exhibit 99.8
Westbrook Corporate Center	Exhibit 99.16	Exhibit 99.7
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the related Servicing Shift Securitization Date, on and after which the subject Whole Loan will be serviced pursuant to the related Non-Serviced PSA. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such Servicing Shift Securitization Date.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 27, 2018, between the Registrant and the Underwriters, (ii) the sale of the Class X-D, Class D, Class R and Class S Certificates by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 27, 2018, between the Registrant and the Initial Purchasers, and (iii) the sale of the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates by the Registrant to LD II Sub II, LLC (the “Third Party Purchaser”), pursuant to a Third Party Purchaser Certificate Purchase Agreement, dated as of July 27, 2018, between the Registrant and the Third Party Purchaser. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 30, 2018 and filed with the Securities and Exchange Commission on August 20, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of July 27, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
	4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 30, 2018.
	99.1	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
	99.2	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.
	99.3	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
	99.4	Trust and Servicing Agreement, dated as of June 29, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
	99.5	Trust and Servicing Agreement, dated as of July 31, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
	99.6	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
	99.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
	99.8	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.9	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank AG, New York Branch and Wells Fargo Bank, National Association, relating to the Aventura Mall Whole Loan.
99.10	Agreement between Noteholders, dated as of July 13, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A holder, Deutsche Bank AG, New York Branch, as initial note B-1 holder, Deutsche Bank AG, New York Branch, as initial note B-2 holder, and Deutsche Bank AG, New York Branch, as initial note B-3 holder, relating to the eBay North First Commons Whole Loan.
99.11	Co-Lender Agreement, dated as of July 12, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6, holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note A-10 holder, initial note B-1 holder and initial note B-2 holder, relating to the Workspace Whole Loan.
99.12	Co-Lender Agreement, dated as of June 8, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, and JPMorgan Chase Bank, National Association, as initial note B holder, relating to the Aon Center Whole Loan.
99.13	Co-Lender Agreement, dated as of May 7, 2018, between Deutsche Bank AG, New York Branch, as note A-1 holder, Wells Fargo Bank, National Association, as note A-2 holder, Wells Fargo Bank, National Association, as note A-3 holder, Deutsche Bank AG, New York Branch, as note A-4 holder, Deutsche Bank AG, New York Branch, as note A-5 holder, Barclays Bank PLC, as note A-6-1 holder, and Barclays Bank PLC, as note A-6-2 holder, relating to the 181 Fremont Street Whole Loan.
99.14	Co-Lender Agreement, dated as of July 17, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Overland Park Xchange Whole Loan.
99.15	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Radisson Blu Aqua Hotel Whole Loan.
99.16	Co-Lender Agreement, dated as of July 1, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to the Westbrook Corporate Center Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

Dated: August 20, 2018

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 27, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 30, 2018.
99.1	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, to be dated on or about August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.
99.4	Trust and Servicing Agreement, dated as of June 29, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.5	Trust and Servicing Agreement, dated as of July 31, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.6	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.8	Pooling and Servicing Agreement, dated as of January 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.9	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank AG, New York Branch and Wells Fargo Bank, National Association, relating to the Aventura Mall Whole Loan.
99.10	Agreement between Noteholders, dated as of July 13, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A holder, Deutsche Bank AG, New York Branch, as initial note B-1 holder, Deutsche Bank AG, New York Branch, as initial note B-2 holder, and Deutsche Bank AG, New York Branch, as initial note B-3 holder, relating to the eBay North First Commons Whole Loan.
99.11	Co-Lender Agreement, dated as of July 12, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6, holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note A-10 holder, initial note B-1 holder and initial note B-2 holder, relating to the Workspace Whole Loan.
99.12	Co-Lender Agreement, dated as of June 8, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, and JPMorgan Chase Bank, National Association, as initial note B holder, relating to the Aon Center Whole Loan.
99.13	Co-Lender Agreement, dated as of May 7, 2018, between Deutsche Bank AG, New York Branch, as note A-1 holder, Wells Fargo Bank, National Association, as note A-2 holder, Wells Fargo Bank, National Association, as note A-3 holder, Deutsche Bank AG, New York Branch, as note A-4 holder, Deutsche Bank AG, New York Branch, as note A-5 holder, Barclays Bank PLC, as note A-6-1 holder, and Barclays Bank PLC, as note A-6-2 holder, relating to the 181 Fremont Street Whole Loan.
99.14	Co-Lender Agreement, dated as of July 17, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Overland Park Xchange Whole Loan.
99.15	Co-Lender Agreement, dated as of January 31, 2018, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Radisson Blu Aqua Hotel Whole Loan.
99.16	Co-Lender Agreement, dated as of July 1, 2018, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and Citi Real Estate Funding Inc., as initial note A-3 holder, relating to the Westbrook Corporate Center Whole Loan.